SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                        _________________

                            Form 8-K

                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): February 26, 1998


                       TAG-IT PACIFIC, INC.
         (Exact Name of Registrant as Specified in Charter)


       Delaware                  1-13669                     95-4654481
   (State or Other            (Commission                  (IRS Employer
   Jurisdiction of            File Number)             Identification No.)
   Incorporation)

                         3820 South Hill Street
                     Los Angeles, California 90037
                 (Address of Principal Executive Offices)

                           (213) 234-9606
                    (Registrant's Telephone Number)

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ITEM 8.  CHANGE IN FISCAL YEAR

     On February 26, 1998, the Board of Directors of Tag-It Pacific, Inc. (the "Company") approved the change of the Company's fiscal year end to December 31. As a result of the change in the fiscal year, the Company will file a Transition Report on Form 10-QSB for the transition period from September 1, 1997 to December 31, 1997.

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

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 27, 1998             TAG-IT PACIFIC, INC.



                              By:          /s/  FRANCIS SHINSATO
                                 -------------------------------------------
                                   Francis Shinsato
                                   Chief Financial Officer

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